[PIONEER LOGO]




Pioneer Bond
Fund

ANNUAL REPORT 6/30/98

Table of Contents
--------------------------------------------------------------------------------



Letter from the Chairman                      1
Portfolio Summary                             2
Performance Update                            3
Portfolio Management Discussion               6
Schedule of Investments                       9
Financial Statements                         16
Notes to Financial Statements                22
Report of Independent Public Accountants     26
Trustees, Officers and Service Providers     27
The Pioneer Family of Mutual Funds           28
Retirement Plans from Pioneer                29

Pioneer Bond Fund

LETTER FROM THE CHAIRMAN 6/30/98

Dear Shareowner,
--------------------------------------------------------------------------------


Fixed-income markets, in particular U.S. Treasury bonds, produced strong results over the past year as the powerful combination of low interest rates and low inflation pushed bond prices higher.

Holders of a diverse combination of bonds, like those owned by Pioneer Bond Fund, enjoyed the best of both worlds - high yields with stable or rising prices. As conditions changed throughout the period, your Fund's portfolio management team adjusted both the portfolio's duration and diversification to manage risk and produce solid returns.

Predicting the short-term direction of financial markets is almost always a futile exercise, as the events of the last year reminded many investors. While stock and bond markets generated solid gains, concerns about the Asian economic crisis and its effect on corporate earnings prompted periods of volatility. What can you as an investor do? I encourage you to periodically review your financial goals and strategy with your investment professional. It's a simple step to make sure you will be better prepared to weather the inevitable swings in the market.

Please read on to learn more about how your Fund is being managed. If you have questions about Pioneer Bond Fund, please contact your investment professional, or Pioneer at 1-800-225-6292.


Respectfully,

/S/ John F. Cogan, Jr.

John F. Cogan, Jr.,
Chairman and President

Pioneer Bond Fund

PORTFOLIO SUMMARY 6/30/98

P o r t f o l i o   D i v e r s i f i c a t i o n
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[pie chart]
Corporate Securities 59%
U.S. Government and Agency Securities 40%
Short-Term Cash Equivalents 1%


P o r t f o l i o   M a t u r i t y
--------------------------------------------------------------------------------
(Effective life as a percentage of total investment portfolio)


[pie chart]
0-2 Years 14%
2-5 Years 24%
5-7 Years 20%
7-10 Years 12%
10-20 Years 14%
20+ Years 16%


1 0   L a r g e s t   H o l d i n g s
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)


  1. U.S. Treasury Notes, 7.25%, 5/15/04                        6.51%
  2. U.S. Treasury Notes, 7.0%, 7/15/06                         4.37
  3. U.S. Treasury Notes, 6.375%, 8/15/27                       3.30
  4. Government National Mortgage Association, 7.5%, 6/15/27    3.03
  5. U.S. Treasury Notes, 8.5%, 2/15/00                         2.79
  6. Government National Mortgage Association, 7.5%, 5/15/27    2.71
  7. Ford Capital BV, 9.5%, 6/1/10                              2.53
  8. U.S. Treasury Notes, 8.0%, 5/15/01                         2.48
  9. U.S. Treasury Notes, 6.375%, 3/31/01                       2.04
 10. Delta Air Lines, Inc., 9.2%, 9/23/14                       2.04


Fund holdings will vary for other periods.

Pioneer Bond Fund

PERFORMANCE UPDATE 6/30/98                                       CLASS A SHARES

S h a r e   P r i c e s   a n d   D is t r i b u t i o n s
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  6/30/98         6/30/97
                            $ 9.37          $ 9.07

 Distributions per Share    Income          Short-Term          Long-Term
 (6/30/97 - 6/30/98)        Dividends       Capital Gains       Capital Gains
                            $ 0.589             -                     -


I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Bond Fund at public offering price, compared to the growth of the Lehman Brothers Government/Corporate Bond Index.


Average Annual Total Returns
(As of June 30, 1998)

             Net Asset  Public Offering
   Period      Value       Price*
  10 Years    8.37%        7.87%

  5 Years     6.18         5.21

  1 Year     10.04         5.06

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.


[mountain chart]

Growth of $10,000
                                        Lehman Brothers Government/
          Pioneer Bond Fund*            Corporate Bond Index
6/88                   9550                     10000
                      10612                     11234
6/90                  11273                     12032
                      12415                     13262
6/92                  14033                     15141
                      15810                     17132
6/94                  15612                     16881
                      17405                     19036
6/96                  18104                     19927
                      19387                     21471
6/98                  21334                     23894


The Lehman Brothers Government/Corporate Bond Index is an unmanaged, composite index of the U.S. bond market. It contains 5,353 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Bond Fund

PERFORMANCE UPDATE 6/30/98                                       CLASS B SHARES

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  6/30/98         6/30/97
                            $ 9.33          $ 9.03

 Distributions per Share    Income          Short-Term          Long-Term
 (6/30/97 - 6/30/98)        Dividends       Capital Gains       Capital Gains
                            $ 0.515             -                     -


I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Bond Fund, compared to the growth of the Lehman Brothers Government/Corporate Bond Index.




   Average Annual Total Returns
   (As of June 30, 1998)

                   If           If
  Period          Held      Redeemed*
  Life-of-Fund   6.64%      6.26%
  (4/4/94)

  1 Year         9.21       5.21

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.



[mountain chart]

Growth of $10,000+
                                        Lehman Brothers Government/
          Pioneer Bond Fund*            Corporate Bond Index
4/94                  10000                     10000
6/94                   9896                      9958
                       9914                     10007
                       9906                     10044
                      10327                     10545
6/95                  10942                     11229
                      11089                     11444
                      11600                     11977
                      11274                     11699
6/96                  11286                     11754
                      11439                     11962
                      11729                     12328
                      11614                     12221
6/97                  11990                     12665
                      12353                     13109
                      12713                     13530
                      12839                     13736
6/98                  12895                     14095


+ Index comparison begins 4/30/94. The Lehman Brothers Government/Corporate Bond
  Index is an unmanaged, composite index of the U.S. bond market. It contains 5,353 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Bond Fund

PERFORMANCE UPDATE 6/30/98                                       CLASS C SHARES

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  6/30/98         6/30/97
                            $ 9.31          $ 9.02

 Distributions per Share    Income          Short-Term          Long-Term
 (6/30/97 - 6/30/98)        Dividends       Capital Gains       Capital Gains
                            $ 0.516             -                     -

I n v e s t m e n t  R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Bond Fund, compared to the growth of the Lehman Brothers Government/Corporate Bond Index.


   Average Annual Total Returns
   (As of June 30, 1998)

                   If           If
  Period          Held      Redeemed*
  Life-of-Fund   4.94%      4.94%
  (1/31/96)

  1 Year         9.12       9.12

* Assumes reinvestment of distributions. A 1% contingent deferred sales charge
  (CDSC) applies to redemptions made within one year of purchase.



[mountain chart]

Growth of $10,000
                                        Lehman Brothers Government/
          Pioneer Bond Fund*            Corporate Bond Index
1/96                  10000                     10000
                       9679                      9708
6/96                   9700                      9753
                       9831                      9926
                      10081                     10229
                       9971                     10141
6/97                  10294                     10509
                      10607                     10878
                      10904                     11227
                      11024                     11398
6/98                  11233                     11696


The Lehman Brothers Government/Corporate Bond Index is an unmanaged, composite index of the U.S. bond market. It contains 5,353 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION 6/30/98


Pioneer Bond Fund celebrated its 20th fiscal year on June 30, 1998, marking a two-decade span that presented a broad range of investment environments and opportunities. In the 1980s, double-digit inflation and record-high interest rates challenged the most seasoned fixed-income investors. However, the subsequent 17-year decline in interest rates pushed bond prices significantly higher, generating impressive total returns. Today, globalization is the key. While conditions change and challenges remain, quality income-producing investments still add time-tested value to a well-rounded portfolio.

The following discussion with Sherman B. Russ, your Fund's portfolio manager, details the investment environment and the strategies that affected your Fund's performance over the past 12 months. An investment professional for more than 20 years, Mr. Russ oversees the team responsible for the daily management of Pioneer Bond Fund.


Q: How did Pioneer Bond Fund perform over the past 12 months?

A: The Fund generated an attractive level of income and a competitive total return. On June 30, the Fund's 30-day SEC yield stood at 4.96%. For the 12 months ended June 30, the Fund's Class A Shares returned 10.04% at net asset value. In comparison, the average return of the 143 funds in Lipper Analytical Services' Corporate Debt A-rated category was 10.36%. (Returns do not reflect sales charges.) We attribute the difference in returns to the Fund's emphasis on quality. At least 85% of your Fund's assets are in bonds rated A or better at the time of purchase by major rating agencies. In contrast, other Funds in the category can invest in lower-quality, high-yield bonds that, because these securities involve greater risk, often produce higher returns. The Fund's average quality was "AA" at the end of the fiscal year. (Ratings apply to underlying securities, not Fund shares.)


Q: What was the investment environment like during this time?

A: Very positive. Strong investor demand pushed bond prices higher and long-term interest rates lower. The yield on the benchmark 30-year U.S.

Pioneer Bond Fund



   Treasury bond fell from 6.78% on June 30, 1997 to 5.63% one year later. Bond prices rose accordingly.

   In the United States, strong domestic labor and housing markets propelled economic growth, inflation remained low and the dollar strengthened. The economy's strength generated rising tax receipts, which helped produce the first federal budget surplus in nearly 30 years. The government's positive fiscal situation reduced its need to issue debt and a smaller supply tends to be positive for bond prices.


Q: How did the situation in Asia affect U.S. interest rates and bonds?

A: The uncertainty of the Asian crisis kept interest rates, and bond prices, within a narrow range for most of the period and sparked a "flight to quality." Generally, investors waited for new developments and evidence of the situation's effect on the U.S. economy. When the crisis worsened this spring, they sought the safety and security of U.S. Treasurys. This demand again pushed up bond prices and lowered interest rates.

   Asia's problems held down U.S. interest rates for another reason, too. Many investors were concerned that our strong economy eventually might stimulate inflation and lead the Federal Reserve to raise interest rates. But, because the United States and Asia are active trading partners, slowing Asian economies could lessen U.S. economic growth. That would ease inflationary pressures and reduce the Fed's impetus to change rates. This possibility gave investors more confidence in government securities. However, concern about Asia's problems spilling over to U.S. businesses hurt the prices of many corporate bonds.


Q: What strategies did you use to manage the Fund?

A: We focused on maximizing total return and yield. We actively managed the allocation to U.S. Treasury and agency, mortgage-backed and corporate securities, emphasizing relative value. In addition, we adjusted the Fund's maturity as interest rates moved up and down. Last June 30, portfolio holdings had an average effective life of 9.2 years, which we decreased to
   8.9 years by the end of the Fund's fiscal year. (Effective maturity takes

Pioneer Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION 6/30/98                           (continued)



   into account the time left until a bond matures or can be called on demand by the issuer, whichever is sooner.)

   During the year, we increased the potential for total return by raising the position in U.S. Treasurys and reducing holdings in callable agency and mortgage-backed securities. U.S. Treasurys tend to outperform these other securities when interest rates decline, because they earn income and generate total return until their stated maturity or until we decide to sell them. In contrast, callable bonds can be "called" from the portfolio on a predetermined date if the issuer chooses to refinance at a lower interest rate. Similarly, mortgage-holders may refinance existing, higher-cost mortgages at lower interest rates. As these mortgages are prepaid, they are eliminated from the portfolio.

   We emphasized yield and relative value by increasing A-rated bonds and maintaining the maximum allowable position (15%) in BBB-rated securities. Securities rated BBB provided more yield than higher-quality securities and their prices rose faster than many of their higher-rated counterparts. We increased the Fund's holdings in A-rated bonds late in the period; we think these bonds currently provide the most attractive blend of yield and quality.


Q: What is your outlook for the next six months?

A: We think bonds will benefit from many trends that existed this year. We expect the domestic economy to remain solid and developments regarding the federal budget surplus to be positive. We also believe the uncertainty in Asia will continue to affect the U.S. bond market.

   Near term, we think investors will prefer quality and liquidity, which should particularly benefit U.S. Treasurys and support the U.S. dollar. Looking out further, we expect Asia to have a powerful influence on interest rates - if there is a significant spillover into the U.S. economy, interest rates could remain stable or move moderately lower.

Pioneer Bond Fund

SCHEDULE OF INVESTMENTS 6/30/98



                S&P/Moody's
Principal       Ratings
Amount          (Unaudited)                                                     Value
                              INVESTMENT IN SECURITIES - 99.3%
                              Basic Materials - 3.1%
                              Chemicals - 0.9%
$1,000,000      BBB+/Baa1     Arco Chemical Co., Deb., 9.8%, 2/1/20          $1,299,570
                                                                             ----------
                              Iron & Steel - 1.5%
 2,000,000      BBB-/Baa2     USX Corp., Deb., 8.125%, 7/15/23               $2,245,500
                                                                             ----------
                              Paper & Forest Products - 0.7%
 1,000,000      A-/A3         Mead Corp., Deb., 8.125%, 2/1/23               $1,103,110
                                                                             ----------
                              Total Basic Materials
                              (Cost $4,279,950)                              $4,648,180
                                                                             ----------
                              Capital Goods - 1.1%
                              Manufacturing - 1.1%
 1,500,000      BBB/Baa1      Tenneco Inc., Deb., 10.075%, 2/1/01            $1,631,640
                                                                             ----------
                              Total Capital Goods
                              (Cost $1,597,900)                              $1,631,640
                                                                             ----------
                              Consumer Cyclicals - 4.0%
                              Automobiles - 1.7%
 2,000,000      A/A2          General Motors Corp., Deb., 9.4%,
                              7/15/21                                        $2,654,820
                                                                             ----------
                              Retail - 2.3%
 1,000,000      A/A2          Penney (J.C.) Co., Inc., Deb., 9.75%,
                              6/15/21                                        $1,118,250
 1,000,000      AA/Aa2        Wal-Mart Stores, Inc., Deb., 8.62%, 1/1/10      1,153,130
 1,000,000      AA/Aa2        Wal-Mart Stores, Inc., Deb., 8.50%,
                              9/15/24                                         1,184,000
                                                                             ----------
                                                                             $3,455,380
                                                                             ----------
                              Total Consumer Cyclicals
                              (Cost $5,471,080)                              $6,110,200
                                                                             ----------
                              Consumer Staples - 7.8%
                              Broadcasting - 5.7%
 2,200,000      BBB+/Baa3     Continental Cablevision, Inc., Deb., 9.5%,
                              8/1/13                                         $2,618,880
 1,500,000      BBB-/Baa3     News America Holdings, Inc., Deb.,
                              10.125%, 10/15/12                               1,736,190
 1,250,000      BBB-/Baa3     Tele-Communications, Inc., Deb., 10.125%,
                              4/15/22                                         1,757,038


The accompanying notes are an integral part of these financial statements.    9

Pioneer Bond Fund

SCHEDULE OF INVESTMENTS 6/30/98                                    (continued)



                S&P/Moody's
Principal       Ratings
Amount          (Unaudited)                                                     Value
                              Broadcasting - (continued)
$2,000,000      BBB-/Baa1     Time Warner Inc., Deb., 9.15%, 2/1/23          $ 2,534,040
                                                                             -----------
                                                                             $ 8,646,148
                                                                             -----------
                              Distributors (Food & Health) - 0.8%
 1,000,000      BBB+/Baa1     SUPERVALU Inc., Notes, 8.875%,
                              11/15/22                                       $ 1,120,550
                                                                             -----------
                              Household Products (Non-Durables) - 1.3%
 1,500,000      AA/Aa2        Proctor & Gamble Co., Deb., 9.36%,
                              1/1/21                                         $ 1,991,010
                                                                             -----------
                              Total Consumer Staples
                              (Cost $10,481,310)                             $11,757,708
                                                                             -----------
                              Energy - 7.9%
                              Oil & Gas - 7.9%
 1,000,000      BBB/Baa2      Ashland Oil Co., Deb., 8.8%, 11/15/12          $ 1,197,670
   500,000      A/A2          Atlantic Richfield Co., Deb., 9.875%,
                              3/1/16                                             682,050
 2,000,000      A-/A3         Kerr McGee Corp., Deb., 7.0%, 11/1/11            2,001,740
 2,600,000      AA+/Aa2       Imperial Oil Ltd., Deb., 8.75%, 10/15/19         2,768,558
 2,000,000      A-/A3         Phillips Petroleum Co., Deb., 9.18%,
                              9/15/21                                          2,207,160
 1,200,000      A+/A1         Texaco Capital Corp., Deb., 8.25%,
                              10/1/06                                          1,365,708
 1,250,000      A+/A1         Texaco Capital Corp., Deb., 9.75%,
                              3/15/20                                          1,727,700
                                                                             -----------
                              Total Energy
                              (Cost $11,407,392)                             $11,950,586
                                                                             -----------
                              Financial - 24.0%
                              Banks - 14.5%
 1,000,000      A+/A1         Banc One Corp., Sub. Notes, 10.0%,
                              8/5/10                                         $ 1,300,950
 1,000,000      A/A1          BankAmerica Corp., Sub. Notes, 9.375%,
                              3/1/01                                           1,083,050
 2,000,000      A+/A1         Bank of Montreal, 7.8%, 4/1/07                   2,217,200
 1,000,000      AA-/Aa3       Barclays North American Capital Corp., Gtd.
                              Sub. Cap. Notes, 9.75%, 5/15/21                  1,130,730
 1,000,000      A/A1          The Chase Manhattan Corp., Sub. Notes,
                              8.5%, 2/15/02                                    1,074,660


10    The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund




                S&P/Moody's
Principal       Ratings
Amount          (Unaudited)                                                     Value
                              Banks - (continued)
$2,630,000      A/A1          The Chase Manhattan Corp., Sub. Notes,
                              7.125%, 6/15/09                               $ 2,780,015
 1,000,000      A/A1          Chemical NY Corp., Sub. Cap. Notes,
                              9.75%, 6/15/99                                  1,036,040
 1,550,000      A-/A2         CoreStates Capital Corp., Gtd. Sub. Notes,
                              9.375%, 4/15/03                                 1,753,298
 1,500,000      A/A2          First Chicago NBD Corp., Sub. Notes,
                              10.25%, 5/1/01                                  1,663,695
 1,500,000      A-/A3         Fleet/Norstar Financial Group, Sub. Notes,
                              9.9%, 6/15/01                                   1,654,215
 1,000,000      AA-/A1        J.P. Morgan & Co., Sub. Notes, 8.50%,
                              8/15/03                                         1,105,330
 2,000,000      A+/A2         Mellon Bank, NA, Sub. Notes, 7.375%,
                              5/15/07                                         2,145,260
 1,000,000      A/A3          Mellon Financial Co., Sub. Deb., 9.75%,
                              6/15/01                                         1,100,790
 1,000,000      AA-/Aa3       National Westminster Bancorp, Inc., Gtd.
                              Cap. Notes, 9.375%, 11/15/03                    1,145,520
   500,000      AA-/A1        Republic New York Corp., Sub. Notes, 9.3%,
                              6/1/21                                            656,715
                                                                            -----------
                                                                            $21,847,468
                                                                            -----------
                              Financial (Diversified) - 9.5%
 2,000,000      A/A2          American General Finance Corp., 8.125%,
                              8/15/09                                       $ 2,258,940
 3,000,000      A+/A1         Ford Capital BV, Deb., 9.5%, 6/1/10             3,797,910
 1,500,000      AAA/Aa3       GEICO Corp., Deb., 9.15%, 9/15/21               1,678,710
 1,500,000      A/A3          Deere (John) Capital Corp., 8.625%,
                              8/1/19                                          1,690,320
 1,535,000      AA/Aa2        National Re Corp., Sr. Notes, 8.85%,
                              1/15/05                                         1,759,217
 2,000,000      AAA/Aaa       Standard Credit Card Master Trust Series
                              1991-3A, 8.875%, 7/7/98                         2,000,160
 1,000,000      A/A3          W.R. Berkley, Deb., 8.7%, 1/1/22                1,204,970
                                                                            -----------
                                                                            $14,390,227
                                                                            -----------
                              Total Financial
                              (Cost $34,683,892)                            $36,237,695
                                                                            -----------


The accompanying notes are an integral part of these financial statements.   11

Pioneer Bond Fund

SCHEDULE OF INVESTMENTS 6/30/98                                    (continued)



                S&P/Moody's
Principal       Ratings
Amount          (Unaudited)                                                     Value
                              Transportation - 8.1%
                              Airlines - 5.7%
$1,741,012      BBB/A3        American Airlines, Inc., Pass-Through
                              Certificates, 9.71%, 1/2/07                    $ 2,018,373
 2,500,000      BBB/Baa1      Delta Air Lines, Inc., Pass-Through
                              Certificates, 9.2%, 9/23/14                      3,056,900
 2,096,773      A/A1          Southwest Airlines Co., Pass-Through
                              Certificates, 7.67%, 1/2/14                      2,316,200
 1,000,000      BB+/Baa3      United Air Lines Inc., Deb., 9.125%,
                              1/15/12                                          1,211,320
                                                                             -----------
                                                                             $ 8,602,793
                                                                             -----------
                              Airfreight - 1.5%
 2,000,000      BBB+/A3       Federal Express Corp., Pass-Through
                              Certificates, 8.40%, 3/23/10                   $ 2,316,260
                                                                             -----------
                              Railroads - 0.9%
 1,000,000      BBB+/Baa1     Norfolk Southern Corp., Deb., 9.0%,
                              3/1/21                                         $ 1,282,570
                                                                             -----------
                              Total Transportation
                              (Cost $11,454,159)                             $12,201,623
                                                                             -----------
                              Utilities - 1.1%
                              Electric Companies - 1.1%
   500,000      AAA/Aaa       Cajun Electric Power, Cooperative Utilities
                              Trust, 10.125%, 3/15/19                        $   526,855
 1,000,000      A/A2          Virginia Electric and Power Co., First
                              Mortgage Bonds, 8.75%, 4/1/21                    1,065,780
                                                                             -----------
                              Total Utilities
                              (Cost $1,565,500)                              $ 1,592,635
                                                                             -----------
                              U.S. Government and Agency
                              Obligations - 39.5%
    38,679                    Federal Home Loan Mortgage Corp., 10.0%,
                              11/1/02                                        $    40,431
    51,412                    Federal Home Loan Mortgage Corp., 10.5%,
                              4/1/19                                              56,954
    90,981                    Federal Home Loan Mortgage Corp., REMIC
                              Series 1988-24B, 9.5%, 1/15/05                      94,521
 1,500,000                    Federal National Mortgage Association,
                              9.2%, 9/1/00                                     1,607,535


12    The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund




                S&P/Moody's
Principal       Ratings
Amount          (Unaudited)                                                     Value
                              U.S. Government and Agency
                              Obligations - (continued)
$1,000,000                    Federal National Mortgage Association,
                              10.35%, 12/10/15                             $1,471,800
   448,464                    Federal National Mortgage Association,
                              11.0%, 6/1/19                                   507,810
    44,085                    Federal National Mortgage Association,
                              10.0%, 7/1/19                                    48,293
 2,280,467                    Federal National Mortgage Association,
                              REMIC Series G94-6VB, 8.0%, 11/17/03          2,320,603
   384,615                    Federal National Mortgage Association,
                              REMIC Series 1989-19A, 10.3%, 4/25/19           425,249
     7,751                    Federal National Mortgage Association,
                              REMIC Series 1989-19B, 10.3%, 4/25/19             8,727
   633,946                    Federal National Mortgage Association,
                              REMIC Series 1989-72D, 8.9%, 10/25/19           655,361
   198,656                    Government National Mortgage Association,
                              10.0%, 1/15/06                                  209,850
   258,554                    Government National Mortgage Association,
                              10.0%, 1/15/18                                  285,855
    69,797                    Government National Mortgage Association,
                              9.5%, 5/15/20                                    75,990
   297,823                    Government National Mortgage Association,
                              10.0%, 7/15/20                                  328,621
 8,370,777                    Government National Mortgage Association,
                              7.5%, 5/15/27 to 6/15/27                      8,603,067
    77,564                    Government National Mortgage Association,
                              Midget, 10.0%, 5/15/04                           81,644
    30,855                    Government National Mortgage Association
                              II, 9.5%, 12/20/20                               33,305
   536,398                    Resolution Trust Corp., Series 1992-5A6,
                              9.238%, 5/25/26                                 538,325
 1,000,000                    Tennessee Valley Authority, 8.625%,
                              11/15/29                                      1,088,130
 2,000,000                    U.S. Treasury Bonds, 8.25%, 5/15/05           2,092,700
 2,000,000                    U.S. Treasury Bonds, 8.75%, 11/5/08           2,281,440
 4,500,000                    U.S. Treasury Bonds, 6.375%, 8/15/27          4,943,700
 4,000,000                    U.S. Treasury Notes, 8.5%, 2/15/00            4,183,640


The accompanying notes are an integral part of these financial statements.   13

Pioneer Bond Fund

SCHEDULE OF INVESTMENTS 6/30/98                                    (continued)



                S&P/Moody's
Principal       Ratings
Amount          (Unaudited)                                                     Value
                              U.S. Government and Agency
                              Obligations - (continued)
$3,000,000                    U.S. Treasury Notes, 6.375%, 3/31/01       $  3,062,910
 3,500,000                    U.S. Treasury Notes, 8.00%, 5/15/01           3,723,020
 2,000,000                    U.S. Treasury Notes, 6.50%, 5/31/01           2,049,860
 2,500,000                    U.S. Treasury Notes, 5.625%, 12/31/02         2,510,425
 9,000,000                    U.S. Treasury Notes, 7.25%, 5/15/04           9,764,550
 6,000,000                    U.S. Treasury Notes, 7.0%, 7/15/06            6,553,260
                                                                         ------------
                              Total U.S. Government and
                              Agency Obligations
                              (Cost $58,553,780)                         $ 59,647,576
                                                                         ------------
                              Foreign - 2.7%
 1,000,000      AAA/Aaa       Inter-American Development Bank, Notes,
                              9.45%, 9/15/98                             $  1,007,730
 1,000,000      A/A3          Province of Saskatchewan, Deb., 9.375%,
                              12/15/20                                      1,369,530
 1,500,000      A+/A2         Hydro-Quebec, Deb., 8.0%, 2/1/13              1,724,865
                                                                         ------------
                              Total Foreign
                              (Cost $3,750,937)                          $  4,102,125
                                                                         ------------
                              TOTAL INVESTMENT IN SECURITIES
                              (Cost $143,245,900)                        $149,879,968
                                                                         ------------
                              TEMPORARY CASH
                              INVESTMENT - 0.7%
                              Commercial Paper - 0.7%
 1,092,000                    Texaco Inc., 6.05%, 7/1/98                 $  1,092,000
                                                                         ------------
                              TOTAL TEMPORARY CASH INVESTMENT
                              (Cost $1,092,000)                          $  1,092,000
                                                                         ------------
                              TOTAL INVESTMENT IN SECURITIES AND
                              TEMPORARY CASH INVESTMENT - 100%
                              (Cost $144,337,900) (a)(b)                 $150,971,968
                                                                         ------------



14    The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund



(a) At June 30, 1998, the net unrealized gain on investments, based on cost for federal income tax purposes of $144,346,884 was as follows:


    Aggregate gross unrealized gain for all investments in which
      there is an excess of value over tax cost                      $7,305,669
    Aggregate gross unrealized loss for all investments in which
      there is an excess of tax cost over value                        (680,585)
                                                                     ----------
    Net unrealized gain                                              $6,625,084
                                                                     ----------


(b) At June 30, 1998, the Fund had a net capital loss carryforward of $4,558,838 which will expire between 1999 and 2006 if not utilized.



Note: The Fund's investments in mortgage-backed securities of the Government
      National Mortgage Association (GNMA) are interests in separate pools of mortgages. All separate investments in this issuer which have the same coupon rate have been aggregated for the purpose of presentation in this schedule of investments.


Purchases and sales of securities (excluding temporary cash investments) for the year ended June 30, 1998 were as follows:




                                Purchases          Sales
                                --------           ------
Long-Term U.S. Government      $61,736,426      $49,017,560
Other Long-Term Securities      24,480,503        9,190,794




The accompanying notes are an integral part of these financial statements.   15

Pioneer Bond Fund

BALANCE SHEET 6/30/98



ASSETS:
  Investment in securities, at value (including temporary cash
    investment of $1,092,000) (cost $144,337,900)                  $150,971,968
  Cash                                                                      721
  Receivables -
   Investment securities sold                                             2,532
   Fund shares sold                                                     895,111
   Interest                                                           2,826,009
  Other                                                                     568
                                                                   ------------
    Total assets                                                   $154,696,909
                                                                   ------------
LIABILITIES:
  Payables -
   Fund shares repurchased                                         $    452,277
   Dividends                                                            191,943
  Due to affiliates                                                     188,889
  Accrued expenses                                                      135,266
                                                                   ------------
    Total liabilities                                              $    968,375
                                                                   ------------
NET ASSETS:
  Paid-in capital                                                  $151,800,225
  Accumulated undistributed net investment income                        15,047
  Accumulated net realized loss on investments                       (4,720,806)
  Net unrealized gain on investments                                  6,634,068
                                                                   ------------
    Total net assets                                               $153,728,534
                                                                   ------------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $114,325,566/12,202,078 shares)                $       9.37
                                                                   ------------
  Class B (based on $30,888,217/3,311,042 shares)                  $       9.33
                                                                   ------------
  Class C (based on $8,514,751/914,450 shares)                     $       9.31
                                                                   ------------

MAXIMUM OFFERING PRICE:
  Class A                                                          $       9.81
                                                                   ------------




16    The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

STATEMENT OF OPERATIONS

For the Year Ended Ended 6/30/98



INVESTMENT INCOME:
  Interest                                                                  $10,473,251
                                                                            -----------
EXPENSES:
  Management fees                                            $696,789
  Transfer agent fees
   Class A                                                    179,464
   Class B                                                     53,889
   Class C                                                     10,659
  Distribution fees
   Class A                                                    267,315
   Class B                                                    248,383
   Class C                                                     75,697
  Accounting                                                   74,672
  Custodian fees                                               32,938
  Registration fees                                           127,138
  Professional fees                                            57,916
  Printing                                                     19,597
  Fees and expenses of nonaffiliated trustees                  16,688
  Miscellaneous                                                33,741
                                                             --------
    Total expenses                                                          $ 1,894,886
    Less fees paid indirectly                                                    (8,176)
                                                                            -----------
    Net expenses                                                            $ 1,886,710
                                                                            -----------
     Net investment income                                                  $ 8,586,541
                                                                            -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on investments                                         $   (27,677)
   Change in net unrealized gain on investments                               4,226,062
                                                                            -----------
    Net gain on investments                                                 $ 4,198,385
                                                                            -----------
    Net increase in net assets resulting from operations                    $12,784,926
                                                                            -----------


The accompanying notes are an integral part of these financial statements.   17

Pioneer Bond Fund

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended 6/30/98 and 6/30/97



                                                              Year Ended        Year Ended
FROM OPERATIONS:                                              6/30/98           6/30/97
Net investment income                                      $  8,586,541      $  8,172,340
Net realized loss on investments                                (27,677)         (969,154)
Change in net unrealized gain on investments                  4,226,062           832,463
                                                           ------------      ------------
  Net increase in net assets resulting from operations     $ 12,784,926      $  8,035,649
                                                           ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
 Class A ($0.59 and $0.63 per share, respectively)         $ (6,776,551)     $ (6,943,232)
 Class B ($0.52 and $0.54 per share, respectively)           (1,379,864)       (1,082,662)
 Class C ($0.52 and $0.54 per share, respectively)             (423,824)         (108,347)
                                                           ------------      ------------
  Total distributions to shareholders                      $ (8,580,239)     $ (8,134,241)
                                                           ------------      ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $ 79,685,588      $ 37,432,588
Reinvestment of distributions                                 6,168,312         5,838,102
Cost of shares repurchased                                  (59,332,386)      (37,312,197)
                                                           ------------      ------------
  Net increase in net assets resulting from fund share
    transactions                                           $ 26,521,514      $  5,958,493
                                                           ------------      ------------
  Net increase in net assets                               $ 30,726,201      $  5,859,901
NET ASSETS:
Beginning of year                                           123,002,333       117,142,432
                                                           ------------      ------------
End of year (including accumulated undistributed net
  investment income of $15,047 and $0, respectively)       $153,728,534      $123,002,333
                                                           ------------      ------------




CLASS A                            '98 Shares        '98 Amount         '97 Shares        '97 Amount
Shares sold                           4,618,197     $42,978,625            2,220,001     $20,119,015
Reinvestment of distributions           553,400       5,150,324              561,906       5,097,205
Less shares repurchased              (3,811,048)    (35,457,410)          (3,170,150)    (28,744,746)
                                     ----------     -----------           ----------     -----------
  Net increase (decrease)             1,360,549     $12,671,539             (388,243)    $(3,528,526)
                                     ----------     -----------           ----------     -----------
CLASS B
Shares sold                           2,194,576     $20,360,306            1,277,126     $11,519,150
Reinvestment of distributions            92,814         860,618               76,366         689,363
Less shares repurchased              (1,202,753)    (11,149,336)            (772,104)     (6,961,177)
                                     ----------     -----------           ----------     -----------
  Net increase                        1,084,637     $10,071,588              581,388     $ 5,247,336
                                     ----------     -----------           ----------     -----------
CLASS C
Shares sold                           1,763,437     $16,346,657              643,707     $ 5,794,423
Reinvestment of distributions            16,991         157,370                5,723          51,534
Less shares repurchased              (1,374,869)    (12,725,640)            (178,517)     (1,606,274)
                                     ----------     -----------           ----------     -----------
  Net increase                          405,559     $ 3,778,387              470,913     $ 4,239,683
                                     ----------     -----------           ----------     -----------




18    The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

FINANCIAL HIGHLIGHTS 6/30/98

                                                           Year Ended   Year Ended   Year Ended   Year Ended    Year Ended
                                                             6/30/98      6/30/97      6/30/96      6/30/95      6/30/94
CLASS A
Net asset value, beginning of year                          $  9.07      $  9.08      $  9.35      $   9.04      $  9.81
                                                            -------      -------      -------      -------       -------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.59      $  0.63      $  0.64      $   0.68      $  0.67
 Net realized and unrealized gain (loss) on investments        0.30        (0.01)       (0.27)         0.31        (0.77)
                                                            -------      -------      -------      -------       -------
  Net increase (decrease) from investment operations        $  0.89      $  0.62      $  0.37      $   0.99      $ (0.10)
Distributions to shareholders:
 Net investment income                                        (0.59)       (0.63)       (0.64)        (0.68)       (0.67)
                                                            -------      -------      -------      --------      -------
Net increase (decrease) in net asset value                  $  0.30      $ (0.01)     $ (0.27)     $   0.31      $ (0.77)
                                                            -------      -------      -------      --------      -------
Net asset value, end of year                                $  9.37      $  9.07      $  9.08      $   9.35      $  9.04
                                                            -------      -------      -------      --------      -------
Total return*                                                 10.04%        7.09%        4.02%        11.48%       (1.26)%
Ratio of net expenses to average net assets                    1.18%+       1.14%+       1.19%+        1.14%        1.05%
Ratio of net investment income to average net assets           6.34%+       6.97%+       6.80%+        7.55%        6.93%
Portfolio turnover rate                                          44%          48%          39%           37%          39%
Net assets, end of year (in thousands)                      $114,326     $98,310      $101,957     $110,158      $106,659
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                  1.17%        1.12%        1.18%            -            -
 Net investment income                                         6.35%        6.99%        6.81%            -            -


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+ Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.    19

Pioneer Bond Fund

FINANCIAL HIGHLIGHTS 6/30/98

                                                           Year Ended   Year Ended   Year Ended   Year Ended     4/4/94 to
                                                             6/30/98      6/30/97      6/30/96      6/30/95       6/30/94
CLASS B
Net asset value, beginning of period                        $  9.03      $  9.02      $  9.31      $  9.02      $  9.23
                                                            -------      -------      -------      ------       ------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.51      $  0.56      $  0.57      $  0.60      $  0.14
 Net realized and unrealized gain (loss) on investments        0.31        (0.01)       (0.28)        0.31        (0.21)
                                                            -------      -------      -------      ------       -------
  Net increase (decrease) from investment operations        $  0.82      $  0.55      $  0.29      $  0.91      $ (0.07)
Distributions to shareholders:
 Net investment income                                        (0.52)       (0.54)       (0.57)       (0.62)       (0.14)
 In excess of net investment income                               -            -        (0.01)           -            -
                                                            -------      -------      -------      -------      -------
Net increase (decrease) in net asset value                  $  0.30      $  0.01      $ (0.29)     $  0.29      $ (0.21)
                                                            -------      -------      -------      -------      -------
Net asset value, end of period                              $  9.33      $  9.03      $  9.02      $  9.31      $  9.02
                                                            -------      -------      -------      -------      -------
Total return*                                                  9.21%        6.24%        3.15%       10.57%       (0.73)%
Ratio of net expenses to average net assets                    1.98%+       1.97%+       1.96%+       1.97%        1.92%**
Ratio of net investment income to average net assets           5.52%+       6.12%+       6.01%+       6.60%        6.09%**
Portfolio turnover rate                                          44%          48%          39%          37%          39%
Net assets, end of period (in thousands)                    $30,888      $20,104      $14,843      $ 7,338      $ 1,212
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                  1.97%        1.96%        1.94%           -            -
 Net investment income                                         5.53%        6.13%        6.03%           -            -


 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

** Annualized.

 + Ratio assuming no reduction for fees paid indirectly.

20    The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

FINANCIAL HIGHLIGHTS 6/30/98



                                                        Year Ended    Year Ended       1/31/96 to
                                                         6/30/98        6/30/97          6/30/96
CLASS C
Net asset value, beginning of period                     $  9.02       $  9.02         $  9.54
                                                         -------       -------         -------
Increase (decrease) from investment operations:
 Net investment income                                   $  0.52       $  0.54         $  0.23
 Net realized and unrealized gain (loss) on
   investments                                              0.29             -           (0.52)
                                                         -------       -------         --------
  Net increase (decrease) from investment
    operations                                           $  0.81       $  0.54         $ (0.29)
Distributions to shareholders:
 Net investment income                                     (0.52)        (0.54)          (0.22)
 In excess of net investment income                            -             -           (0.01)
                                                         -------       -------         --------
Net increase (decrease) in net asset value               $  0.29       $     -         $ (0.52)
                                                         -------       -------         --------
Net asset value, end of period                           $  9.31       $  9.02         $  9.02
                                                         -------       -------         --------
Total return*                                               9.12%         6.13%          (3.00)%
Ratio of net expenses to average net assets                 1.90%+        2.05%+          2.18%**+
Ratio of net investment income to average net
  assets                                                    5.58%+        5.83%+          5.79%**+
Portfolio turnover rate                                       44%           48%             39%
Net assets, end of period (in thousands)                 $ 8,515       $ 4,588         $   343
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                               1.89%         1.92%           2.13%**
 Net investment income                                      5.59%         5.96%           5.84%**



 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

** Annualized.

 + Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   21

Pioneer Bond Fund

NOTES TO FINANCIAL STATEMENTS 6/30/98

1. Organization and Significant Accounting Policies

Pioneer Bond Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek current income consistent with preservation of capital.


The Fund offers three classes of shares--Class A, Class B and Class C shares. The shares of Class A, Class B, and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, and Class C shareholders, respectively.


The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:


A. Security Valuation

  Security transactions are recorded on trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.


  Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

Pioneer Bond Fund


B. Federal Income Taxes

  It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.


  The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

  At June 30, 1998, the Fund reclassified $8,745 from accumulated net realized loss on investments to accumulated undistributed net investment income. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.



C. Fund Shares

  The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $38,052 in underwriting commissions on the sale of fund shares for the year ended June 30, 1998.



D. Class Allocations

  Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

  The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capi-

Pioneer Bond Fund

NOTES TO FINANCIAL STATEMENTS 6/30/98                              (continued)

  tal gain distributions, if any, may be declared with the daily dividends. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, and Class C shares can bear different transfer agent and distribution fees.


2. Management Agreement

Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund. At June 30, 1998, $67,710 was payable to PMC related to management fees and certain other services.


3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $29,711 in transfer agent fees payable to PSC at June 30, 1998.



4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $91,468 in distribution fees payable to PFD at June 30, 1998.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six

Pioneer Bond Fund



years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.0%. Proceeds from the CDSCs are paid to PFD. For the year ended June 30, 1998, CDSCs in the amount of $81,811 were paid to PFD.


5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended June 30, 1998, the Fund's expenses were reduced by $8,176 under such arrangements.

Pioneer Bond Fund

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and the Board of Trustees of Pioneer Bond Fund:


We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Bond Fund as of June 30, 1998, and the related statement of operations, statements of changes in net assets, and financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Bond Fund as of June 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.




ARTHUR ANDERSEN LLP


Boston, Massachusetts

August 7, 1998

Pioneer Bond Fund

TRUSTEES, OFFICERS AND SERVICE PROVIDERS


                                      Officers Trustees
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                           President
Richard H. Egdahl, M.D.               David D. Tripple, Executive Vice
Margaret B.W. Graham                   President
John W. Kendrick                      Sherman B. Russ, Vice President
Marguerite A. Piret                   William H. Keough, Treasurer
David D. Tripple                      Joseph P. Barri, Secretary
Stephen K. West
John Winthrop



Investment Adviser
Pioneering Management Corporation


Custodian
Brown Brothers Harriman & Co.


Independent Public Accountants
Arthur Andersen LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneering Services Corporation

Pioneer Bond Fund

THE PIONEER FAMILY OF MUTUAL FUNDS


For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.



Growth Funds                          Income Funds
Global/International                  Taxable
Pioneer Emerging Markets Fund         Pioneer America Income Trust
Pioneer Europe Fund                   Pioneer Bond Fund
Pioneer Gold Shares                   Pioneer Short-Term Income Trust
Pioneer International Growth Fund
Pioneer World Equity Fund             Tax-Exempt
                                      Pioneer Intermediate Tax-Free Fund
                                      Pioneer Tax-Free Income Fund
United States
Pioneer Capital Growth Fund
Pioneer Growth Shares                 Money Market Fund
Pioneer Micro-Cap Fund                Pioneer Cash Reserves Fund
Pioneer Mid-Cap Fund
Pioneer Small Company Fund



Growth and Income Funds
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II

RETIREMENT PLANS FROM PIONEER

Pioneer offers retirement plans suited to the individual investor and businesses of all sizes. For information, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Plans

Individual Retirement Account (IRA) The $2,000 maximum annual contribution may be tax-deductible; earnings are tax-deferred.

Roth IRA New in 1998, $2,000 maximum annual contributions are not tax-deductible. Earnings are tax-free for qualified withdrawals.

Plans for Small Businesses or the Self-Employed
SIMPLE (Savings Incentive Match PLan for Employees)

IRA or 401(k) Plan For firms with 100 or fewer employees. Employees can make pre-tax contributions of up to $6,000 annually, and an employer contribution is required.

Simplified Employee Pension Plan (SEP) Self-employed people and small-business owners can make tax-deductible contributions of up to 15% of their income.

Employer-Sponsored Plans

401(k) Plan Allows employees to make pre-tax contributions. Also allows for employer contributions.

403(b) Plan Lets employees of tax-exempt organizations set aside part of their salary, before taxes, through payroll deduction.

Profit Sharing Plan Employers contribute on a discretionary basis, usually based on profits.

Age-Weighted Profit Sharing Plan Employer makes discretionary contributions based on employees' age and salary.

Money Purchase Pension Plan (MPP) Employers contribute based on a fixed formula.



Most retirement plan withdrawals must meet specific conditions to avoid penalties.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292


FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321


Retirement plans information                                    1-800-622-0176


Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109


Our toll-free fax                                               1-800-225-4240


Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)


Visit our web site:                                       www.pioneerfunds.com






This report must be preceded or accompanied by a current
Fund prospectus.


[PIONEER LOGO]



Pioneer Funds Distributor, Inc.
60 State Street                           0898-5432
Boston, Massachusetts 02109           (C) Pioneer Funds Distributor, Inc.
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